Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Amendment No. 1 to Annual Report on Form 10-KSB (the “Report”) of Silicon Mountain Holdings, Inc. (the “Company”) for the period ended December 31, 2007, the undersigned Rudolph (Tré) A. Cates III, the Chief Executive Officer, and Juan C. Perez, Chief Financial Officer, of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of each of the undersigned’s knowledge and belief:
          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 19, 2008	/s/ Rudolph (Tré) A. Cates III Rudolph (Tré) A. Cates III, President and Chief Executive Officer

Dated: May 19, 2008	/s/ Juan C. Perez Juan C. Perez, Chief Financial Officer and Secretary